SUPPLEMENT DATED JUNE 25, 2020

TO

CURRENT PROSPECTUSES DATED MAY 1, 2020, AS AMENDED, for New York Life Insurance and Annuity Corporation (“NYLIAC”) New York Life Variable Universal Life Insurance Policies

PROSPECTUSES DATED MAY 1, 2019, AS AMENDED, for NYLIAC CorpExec Accumulator VUL

PROSPECTUSES DATED MAY 1, 2015, AS AMENDED, for NYLIAC Corporate Variable Universal Life

INVESTING IN

NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I

This supplement revises and, to the extent inconsistent therewith, replaces the prospectus(es) you received, as amended (each a “Prospectus,” and together, the “Prospectuses”), for the policies offered through the separate account referenced above. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses. Please retain this supplement for future reference.

The purpose of this supplement is to note the addition of the following section to the end of the “Termination and Reinstatement” section of each Prospectus listed above, disclosing temporary programs for which you may be eligible if you are experiencing financial hardships brought on by the COVID-19 pandemic.

COVID-19 ACCOMMODATIONS

In response to the COVID-19 pandemic, we are providing the Financial Hardship Program described below.

FINANCIAL HARDSHIP PROGRAM:

If your policy would have terminated or entered the Late Period between March 24, 2020 and August 31, 2020 and you meet the financial hardship requirements described below (the “Financial Hardship Requirements”), you may apply for the Financial Hardship Program, subject to the following limitations:

1)	If your policy entered the Late Period between March 24, 2020 and June 26, 2020:
o

You must advise us in a Notice by August 31, 2020 that you wish to apply for the Financial Hardship Program. If you do not notify us by that date, the Financial Hardship Program will not be available to you.

o	Upon receipt of your timely Notice, your policy’s Late Period will be extended until September 30, 2020.
o	You must submit documentation in Good Order on or before September 30, 2020, demonstrating that you meet the Financial Hardship Requirements.

2)	If your policy enters the Late Period between June 27, 2020 and August 31, 2020:*
o

Prior to the expiration of the policy’s Late Period, you must advise us in a Notice that you wish to apply for the Financial Hardship Program. If you do not notify us by that date, the Financial Hardship Program will not be available to you.

*

For Oregon policyowners, the following modifications apply: (1) you must advise us in a Notice that you wish to apply for the Financial Hardship Program at least 30 days prior to the expiration of the Late Period; and (2) there is no extension of your policy’s Late Period upon receipt of that timely Notice.

o	Upon receipt of your timely Notice, your policy’s Late Period will be extended for an additional 30 days.
o	You must submit documentation in Good Order before the end of the extension of your Late Period, demonstrating that you meet the Financial Hardship Requirements.

If you do not take advantage of, or do not qualify for, the relief offered under 1) or 2) above, your policy will terminate according to its terms, and the reinstatement procedures described in this Prospectus will apply if we have not received payment sufficient to cover any overdue charges on your policy on or before the end of your policy’s Late Period, or any extension outlined above.

Policies entering the Late Period on or after August 31, 2020 are not eligible for the Financial Hardship Program, unless it is extended subsequent to the date of this supplement.

Financial Hardship Requirements:

If you have experienced financial hardship caused by the COVID-19 pandemic, subject to applicable state insurance law, you may demonstrate your eligibility for the Financial Hardship Program (not required in New York, New Jersey, Oregon, or Washington, DC) by submitting to us in Good Order documentation that includes, but is not limited to, the following:

•	Proof of job loss, including notice of termination or confirmation of unemployment benefits;

•	Proof of income loss, including pay statements, tax returns, attestation of income loss from a licensed attorney, accountant, or tax advisor; and/or

•	Proof of illness and/or caretaker status, including medical care and expense payments or a licensed physician’s statement.

12-Month Repayment:

For policies accepted into the Financial Hardship Program, we will credit the Fixed Account of the policy with a sum equal to (a + b) x c, in which:

(a)	is an amount necessary to return the Cash Surrender Value to $0;
(b)	is an amount equal to two (2) Monthly Deduction Charges; and
(c)	is an expense factor to account for applicable charges and expenses

(the “Repayment Amount”).

The Repayment Amount will be credited to the Fixed Account. As long as your policy has an outstanding, unpaid Repayment Amount balance, the Repayment Amount may not be transferred from the Fixed Account to the Investment Divisions of the Separate Account. Likewise, the Repayment Amount may not be used to fund a partial or full surrender under the policy and cannot be used to repay Policy Debt.

We will credit the Repayment Amount with the same interest rate that we apply to the Fixed Account on each Monthly Deduction Day during which the Financial Hardship Program is in effect. We will not charge interest on the Repayment Amount. Any Life Insurance Benefit payable under the policy will be reduced by any unpaid Repayment Amount as of the date we pay such benefit.

On the Monthly Deduction Day following the date on which we credit the Repayment Amount to your policy and on each of the subsequent eleven (11) Monthly Deduction Days, we will:

•

deduct the Monthly Deduction Charges according to any expense allocation instructions we have on file for your policy, or, if you have not provided such instructions, proportionately from each of the Investment Divisions you have elected and the Fixed Account; and

•

bill you in twelve (12) monthly installments for the Repayment Amount in a separate invoice that we will send to you via U.S. Mail. For any month in which you do not pay the amount due that is specified in an invoice by the due date indicated, that monthly installment will first be deducted from the value in the policy’s Fixed Account, and then, proportionately, from each of the Investment Divisions you have elected, should the value in the Fixed Account be depleted.

Premiums Required While the Financial Hardship Program Remains in Effect:

Once we credit the Repayment Amount to your policy, your policy is not guaranteed to remain in force. In fact, you will be required to pay any premiums necessary to keep your policy in force while the Financial Hardship Program remains in effect. If, on a Monthly Deduction Day, your policy’s Cash Surrender Value (including any Repayment Amount credited to the Fixed Account) is less than the Monthly Deduction Charges for the next Policy Month, your policy will enter the Late Period and you may not apply for another Repayment Amount. If your policy enters the Late Period while the Financial Hardship Program remains in effect, you may pay any premium sufficient to take the policy out of pre-lapse status (including paying any unpaid portion of the Repayment Amount). We will terminate your policy if we do not receive the required payment before the end of the Late Period. If your policy terminates according to its terms and you elect to reinstate your policy, you will be required to pay all amounts due according to the terms of your policy, as well as any outstanding, unpaid Repayment Amount.

***

Policyowners that are eligible will receive a communication outlining their options and the full terms and conditions of the Financial Hardship Program.

If you have any questions regarding the program discussed above, please contact your registered representative or call the number listed on the first page of your Prospectus.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010